# Continental Airlines

Merrill Lynch
Transportation Conference
June 8, 2005

Please note that the discussion today contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. Actual results could differ materially from those described in the forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the company's Form 10-K and other securities filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation.

Unless otherwise noted, all statistics are for mainline operations, excluding regional jets.

In this presentation we discuss non-GAAP financial measures such as Cost Per Available Seat Mile excluding special items. Comparable GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures will be presented at the end of this presentation.

Larry Kellner
Chairman & CEO

# Positioned for Success

- Competitively well-positioned
- RASM premium with an Industry-Leading Consistently, Reliable Product
- Uniquely positioned to leverage international growth from the largest U.S. O&D market

# Best System RASM

## First Quarter 2005
(Length of Haul Adjusted)



Revenue per ASM (cents)
9
8
7
6
5
8.98
8.91
8.59
8.33
6.99
6.57
5.17
CAL
UAL
AMR
NWAC
DAL
US
LUV

Length of haul adjusted to CAL's 1Q05 system LOH of 1549
RASM data derived from information disclosed in SEC filings

***Named No. 1 Most Admired Global Airline on FORTUNE Magazine's 2005 List of Most Admired Global Companies***

Continental Airlines

# Globally Well-Balanced Network Mitigates a Weak Domestic Environment


100%
90%
80%
70%
60%
50%
% Capacity
Continental
American
Delta
Northwest
United
US Airways
US Domestic
Atlantic
Latin
Pacific

Source: Company Reports

*More destinations Worldwide than any other airline.*

Continental Airlines

# Focused on International Growth


Full Year 2005E
Year-Over-Year % Change Available Seat Miles
25%
20%
15%
10%
5%
0%
0.5%
4.5%
17.5%
21.0%
6.2%
16.3%
7.3%
Domestic
Latin America
Trans-Atlantic
Pacific
Mainline
Regional
Consolidated

*The most international destinations of any U.S. airline.*

Continental Airlines

# Uniquely Positioned to Grow International Network at New York/Liberty International


Beijing
Tokyo
Shanghai
Hong Kong
Newark Liberty
Los Cabos
Puerto Vallarta
Mexico City
Acapulco
Cancun
Cozumel
Guatemala City
San Salvador
San Pedro Sula
San Jose
Panama City
Freeport
Kingston
Montego Bay
Punta Cana
St. Maarten
Antigua
Barbados
Port of Spain
Aruba
Bogota
Quito
Guayaquil
Lima
Sao Paulo
Rio de Janeiro
Bermuda
Belfast
Glasgow
Edinburgh
Dublin
Shannon
Oslo
Stockholm
Manchester
Birmingham
Bristol
London
Hamburg
Amsterdam
Brussels
Berlin
Paris
Frankfurt
Zurich
Geneva
Milan
Madrid
Lisbon
Rome
Tel Aviv
New Delhi
Seasonal Service
Future Service, Pending Governmental Approval
Applied for future service
Data excludes 7 Canadian Destinations

# Fleet Changes to Fund Growth Strategy

- Ordered ten 787 aircraft for delivery beginning 2009
- Agreed to lease eight 757-300 aircraft for delivery beginning this summer
- Accelerated six 737-800 aircraft for delivery in 2006

# Increasing our Global Network

### Member of SkyTeam

*-Worldwide network gives customers a broad choice of 14,000 daily flights to more than 650 destinations*

# Smooth Running Operations

**10-Year Average**
**D.O.T. On-time Percentage Rate**
**(1995-2004)**


80%
78%
76%
74%
72%
70%
79.2%
78.3%
77.9%
77.4%
77.1%
75.8%
CAL
NWAC
US
AMR
DAL
UAL

**10-Year Average**
**D.O.T. Cancellation Rate**
**(1995-2004)**


3%
2%
1%
0%
1.7%
2.0%
2.5%
2.6%
2.7%
2.9%
CAL
DAL
AMR
US
UAL
NWAC

Derived from D.O.T. Air Traffic Consumer Reports

# Over 200 Years of Working Together

## Senior Management Team

| Name | Title | Years at Continental |
|---|---|---|
| Larry Kellner | Chairman & CEO | 10 years |
| Jeff Smisek | President | 10 years |
| Jim Compton | EVP, Marketing | 10 years |
| Jeff Misner | EVP & CFO | 10 years |
| Mark Moran | EVP, Operations | 11 years |
| William Brunger | SVP, Network | 19 years |
| Rebecca Cox | SVP, Government Affairs | 16 years |
| Mark Erwin | SVP, Asia/Pacific and Corp. Development | 29 years |
| David Hilfman | SVP, Sales | 18 years |
| Gerry Laderman | SVP, Finance & Treasurer | 16 years |
| Dante Marzette | SVP, Technical Operations and Purchasing | 11 years |
| William Meehan | SVP, Airport Services | 21 years |
| Holden Shannon | SVP, Global Real Estate and Security | 10 years |
| Jennifer Vogel | SVP, General Counsel, Corp. Compliance Officer and Secretary | 10 years |
| Ned Walker | SVP, Worldwide Corp. Communications | 18 years |

# Consistent Customer Satisfaction



OAG Airline of the Year Award
2004 & 2005

1996, 1997, 1998, 1999,
2000, 2001, 2002
Best Elite-Level Program



*FORTUNE* magazine's list of
Most Admired Global Companies:

- No. 1 Most Admired Global Airline 2005
- No. 1 Most Admired Global Airline 2004
- No. 2 Most Admired Global Airline 2003

Jeff Misner
Executive VP & CFO

# Substantial Progress on Cost Savings Initiatives

**Revenue Generating/Cost Saving Initiatives**

**Pre-Tax Net Benefit**

| | |
|---|---|
| • **$400 Million Initiative** | **Achieved** |
| • **$500 Million Initiative** | **Achieved** |
| • **$200 Million Initiative** | **Run Rate 2007E** |
| • **$500 Million Labor Cost Reductions*** | **Run Rate 2006E** |

*The agreements reached to date are expected to deliver approximately $418 million in annual cost savings when fully implemented. There can be no assurance that the company will be able to obtain the needed pay and benefit reductions from its flight attendants or that the ratified agreements will enable the company to achieve the cost reductions expected.

***Since 2002, achieved approximately $1B of cost savings and revenue generating initiatives.***

# Cost Savings Continue



Cumulative Change in Cost per Available Seat Mile
Holding Fuel Rate Constant at 2002 levels
% Change vs. 2002
0%
(2)%
(4)%
(6)%
(8)%
(10)%
(0.1)%
(4.2)%
(7.8)%
2003
2004
2005E*

Data excludes special items
*Assumes mid-point of company guidance

# Focused on Low Cost Distribution Channels


Distribution Channel Shift*
First Quarter 2005
5%
0%
(5)%
Year-Over-Year Basis Point Change
(3.0)
(1.6)
(0.5)
2.2
3.3
Traditional Agency
CO Reservations
Direct Connect
Internet Agency
CO.COM

**Average Cost per Ticket by Distribution Channel****

| Traditional Agency | CO Reservations | Direct Connect | Internet Agency | CO.COM |
| --- | --- | --- | --- | --- |
| $12 | $10 | $5 | $12 | $3 |

*On-line point of sale
**Excludes performance incentives

# Aircraft Utilization


Average Daily Aircraft Utilization
Year-Over-Year % Change
15%
10%
5%
0%
(5)%
(10)%
(15)%
(11.5)%
(4.5)%
11.1%
3.6%
2Q02
2Q03
2Q04
2Q05E

*Forget the slow boat. Introducing the only nonstop service from the New York area to Beijing, China.*

Continental Airlines

# Excessive Fees & Non-Income Related Taxes Levied on the Airline Industry

First Quarter 2005



$265 Million
$300
$200
$100
$0
($100)
($200)
($Millions)
($184) Million
Fees and Non-Income Taxes Remitted by Continental
Continental's Net Loss

# Fuel Prices Remain High

2005 Consolidated Fuel Volume at Historical Average Fuel Prices
($Billions)



$3.0
$2.0
$1.0
$0.0
$0.8
$1.2
$1.5
$1.9
$2.7

| | | | | | |
|---|---|---|---|---|---|
| Average Fuel Price per Gallon (cents)* | 46.83 | 69.97 | 87.18 | 114.84 | 161.70 |
| Year | 1998 | 2002 | 2003 | 2004 | 2005E |

*Excludes fuel taxes

*One of the newest jet fleets among major US airlines.*

Continental Airlines

# Young Fleet is Fuel Efficient



% Change in Consumption per ASM vs. 1998
0%
(5)%
(10)%
(15)%
(20)%
(25)%
(5.8)%
(10.5)%
(15.2)%
(18.7)%
(19.4)%
(20.9)%
(22.9)%
1999
2000
2001
2002
2003
2004
2005E

# Long Term Infrastructure Projects Financed



Cash Capital Expenditures
$500
$400
$300
$200
$100
$0
$393
$337
$153
$115
$51
$200
2002
2003
2004
2005E
Continental
ExpressJet



Continental



Cash Capex includes fleet net of purchase deposits, fleet related, non-fleet items, rotable parts and capitalized interest

# Liquidity


Period End Unrestricted Cash and Short-Term Investments
$2.0-$2.1
$2.0
$1.5
$1.0
$0.5
$0.0
$Billions
$1.10
$1.28
$1.43
$1.46
$1.38
2001
2002
2003
2004
1Q05
2Q05E

Data includes cash and short-term investments, excludes restricted cash

# Non-GAAP to GAAP Reconciliations

# Non-GAAP to GAAP Reconciliation

First Quarter Length of Haul Adjusted Revenue per Available Seat Mile (RASM):

*RASM formula: Yield * Load Factor*

*Length of Haul (LOH) formula: (Revenue Passenger Miles (RPMs) / Enplanements) * 1000.*

*LOH Adjusted RASM formula: RASM * (Carrier's LOH / CAL's LOH) ^0.5*

| | Yield (cents) | Load Factor % | RASM (cents) | RPMs (Millions) | Enplanements (Thousands) | LOH | LOH Adjusted RASM* |
|---|---|---|---|---|---|---|---|
| CAL | 11.59 | 77.5% | 8.98 | 16,159 | 10,432 | 1,549 | 8.98 |
| UAL | 11.40 | 78.2% | 8.47 | 26,784 | 15,619 | 1,715 | 8.91 |
| AMR | 11.88 | 75.4% | 8.96 | 32,327 | 22,734 | 1,422 | 8.59 |
| NWAC | 11.20 | 79.8% | 8.94 | 18,168 | 13,502 | 1,346 | 8.33 |
| DAL | 10.82 | 75.4% | 8.16 | 24,485 | 21,570 | 1,135 | 6.99 |
| UAIR | 11.74 | 73.2% | 8.59 | 9,645 | 10,646 | 906 | 6.57 |
| LUV | 12.03 | 65.4% | 7.87 | 13,238 | 19,781 | 669 | 5.17 |

Source: Company reports

*These financial measures provide management and investors the ability to measure and monitor the industry's performance on a comparable basis.

# Non-GAAP to GAAP Reconciliation

CASM Holding Fuel Rate Constant to Year 2002 ("CASM HFRC") – Mainline Jet:
*Operating Cost per ASM, excluding special items and adjusting average fuel price per gallon for the period to equal the average fuel price per gallon for the corresponding period in 2002. Note: All amounts are for the mainline jet segment.*

| ($Millions) | 2002 | 2003 | 2004 | 2005E Range | |
|---|---|---|---|---|---|
| Operating Expenses - GAAP | $ 7,695 | $ 7,456 | $ 8,325 | $ 9,037 | $ 9,082 |
| Adjustment for Fuel Rate | - | (219) | (600) | (1,265) | (1,265) |
| Operating Expenses HFRC - Non-GAAP | $ 7,695 | $ 7,237 | $ 7,725 | # $ 7,772 | $ 7,817 |
| Special Items Excluded | (197) | 82 | (139) | (43) | (43) |
| Operating Expenses HFRC Excluding Special Items - Non-GAAP | $ 7,498 | $ 7,319 | $ 7,586 | $ 7,729 | $ 7,774 |
| Available Seat Miles (millions) | 80,122 | 78,385 | 84,672 | 89,920 | 89,920 |
| CASM HFRC (cents) - Non-GAAP | | 9.23 | 9.12 | 8.64 | 8.69 |
| CASM HFRC Excluding Special Items (cents) - Non-GAAP* | | 9.34 | 8.96 | 8.60 | 8.65 |
| 2002 CASM Excluding Special Items (cents) - Non-GAAP* | 9.35 | 9.35 | 9.35 | 9.35 | 9.35 |
| % Change vs. 2002 | | (0.1%) | (4.2%) | (8.1%) | (7.5%) |

*These financial measures provide management and investors the ability to measure and monitor Continental's performance on a consistent basis.

# Continental Airlines

# Positioned for a Successful Future

- Professional, dedicated team of employees
- Competitive industry position
- Consistent, reliable product
- Strategically located modern hub facilities
- Strong Global network
- RASM Premium
- Strong management team


Continental